UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 2, 2003

COHERENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-05255	94-1622541
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

5100 Patrick Henry Drive Santa Clara, CA 95054
(Address of principal executive offices)

(408) 764-4000
(Registrant’s telephone number, including area code)

TABLE OF CONTENTS

Item 5.	Other Events
Item 7.	Exhibits

SIGNATURES

EXHIBIT INDEX
EXHIBIT 99.1

ITEM 5.                                Other Events

On June 2, 2003, Coherent, Inc. (“Coherent”) issued a press release regarding revisions to its financial guidance for the quarter ending June 28, 2003.  A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 7.                                Exhibits

Exhibit No.	Description
99.1	Press release of Coherent, Inc. issued on June 2, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2003

COHERENT, INC.

By:	/s/ Helene Simonet
Helene Simonet
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.

Description

99.1	Press release of Coherent, Inc. issued on June 2, 2003